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                                                                 EXHIBIT 10.hhh


                            ASSIGNMENT AND ASSUMPTION
                             OF MEMBERSHIP INTEREST



      THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTEREST (this "ASSIGNMENT AND ASSUMPTION") is made as of the 23 day of January, 1997, by URBAN INVESTMENT AND DEVELOPMENT CO., an Illinois general partnership ("ASSIGNOR"), to OVERSEAS PARTNERS CAPITAL CORP., a Delaware corporation ("ASSIGNEE").

                                    RECITALS:

      A. Assignor is a Member in that certain limited liability company known as Copley Place Associates, LLC, a Delaware limited liability company (the "COMPANY").

      B. Assignor desires to transfer its entire membership interest in the Company (the "SUBJECT INTEREST") to Assignee, and Assignee desires to assume such Subject Interest, subject to the terms of this Assignment and Assumption.

      NOW, THEREFORE, THESE PRESENTS WITNESS, that for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

      1. Assignment. Assignee unconditionally assigns, conveys, transfers and sets over the Subject Interest to Assignee.

      2. Assumption. Assignee hereby accepts the assignment of the Subject Interest, and assumes the performance of the obligations attendant to the Subject Interest to the extent first arising from and after the delivery of this Assignment and Assumption.

      3. Binding Effect. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the respective parties hereto and their respective legal representatives, successors and assigns.

      4. Governing Law. This Assignment and Assumption shall be construed and enforced in accordance with the internal laws of the State of Delaware (without regard to conflicts of law).

      5. No Third Party Beneficiaries. Nothing in this Assignment and Assumption, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors and assigns.


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      6. Counterparts. This Assignment and Assumption may be executed in multiple counterparts, all of which when taken together shall deem to constitute one instrument.

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment and Assumption as of the day, month and year first above written.

                              ASSIGNOR:

                              URBAN INVESTMENT AND DEVELOPMENT CO.,
                              an Illinois general partnership

                              By:  JMB REALTY CORPORATION,
                                   a Delaware corporation

                                   By: /s/ Paul C. Nielsen
                                      ----------------------------------
                                   Name: Paul C. Nielsen
                                        --------------------------------
                                   Title: SVP
                                         -------------------------------

                              ASSIGNEE:

                              OVERSEAS PARTNERS CAPITAL CORP.,
                              a Delaware corporation

                              By: /s/ Bruce M. Barone
                                 ----------------------------------
                              Name: Bruce M. Barone
                                   --------------------------------
                              Title: President & CEO
                                    -------------------------------


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